                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 27, 2001
                                                 ---------------




                       Piedmont Natural Gas Company, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



North Carolina                  1-6196                     56-0556998
-------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission          (I.R.S. Employer
of Incorporation)              File Number)          Identification No.)


1915 Rexford Road, Charlotte, North Carolina                    28211
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
                                                   -----------------------



-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)




                                Page 1 of 4 pages

Item 5.   Other Events


On August 27, 2001, Piedmont Natural Gas Company issued a press release concerning an overstatement of earnings attributable to Piedmont's 30% interest in SouthStar Energy Services LLC. A copy of the Press Release is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.      Description of Exhibit
                  -----------      ----------------------

                      99.1         Press Release Dated August 27, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Piedmont Natural Gas Company, Inc.
                              ----------------------------------
                                           (Registrant)



                              By /s/ Barry L. Guy
                                ---------------------------------
                                  Barry L. Guy
                                  Vice President and Controller
                                  (Principal Accounting Officer)

Date  August 27, 2001



                                Page 2 of 4 pages